UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Limited
(Exact name of registrant as specified in charter)

11 Summer Street – 4th Floor Buffalo, New York	14209
(Address of Principal executive offices)	(Zip code)

JPMorgan Chase Bank, N.A. 3 Chase Metrotech Center Brooklyn, New York 11245
(Name and address of agent for service)

Registrant’s telephone number, including area code:	716 -883-2428

Date of fiscal year end:	November 30, 2007

Date of reporting period:	May 31, 2007

Item 1.	Reports to Stockholders.

ASA Limited

INTERIM REPORT

For the Six months ended May 31, 2007

ASA Limited

TO THE SHAREHOLDERS:

     At May 31, 2007 the Company’s net asset value was $75.43 per share. This compares with $74.19 per share at November 30, 2006, the end of the Company’s previous fiscal year. The Company’s most recent net asset value on July 6, 2007 was $77.29 per share. On this date, the closing market price of our shares was $66.69 per share, a discount of 13.7% to the net asset value.

     Net investment income for the six months ended May 31, 2007 was $.55 per share vs. $.31 for the same period last year. The Board of Directors declared a dividend of $.30 per share on May 10, 2007 payable May 25, 2007 to shareholders of record on May 18, 2007. The strong gold prices enjoyed by mining companies during the last year enabled some producers to raise their dividend and has led to an increase in net investment income for the Company. As the Company continues to diversify its holdings away from the South African gold producers, it is likely that more capital gains will be realized than has been typical in past years. This diversification process may over time result in lower investment income, since the South African producers typically pay higher dividends than other producers.

     At the Company’s annual meeting held on February 8, 2007 shareholders reelected nine incumbent directors, ratified the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2007, approved the name change of the Company from “ASA (Bermuda) Limited” to “ASA Limited” and approved amendments to the Amended and Restated Bye-Laws of the Company. See page 15 of this report for details regarding the results of the voting.

Market Update

     The gold price has continued to be resilient but has so far failed to push through to new highs after achieving $691.401 per ounce during April of this year. In rand terms, the gold price strengthened even further due to the weakening of the rand against the US dollar. This has helped the South African gold producers to maintain their earnings despite rising operating costs. Operating costs continue to rise sharply in the South African mines due to the combination of general mining inflation, ever-deeper mining operations and rising capital costs required to sustain operations.

     Upcoming wage negotiations in South Africa, affecting both the gold and platinum operations, have the potential to negatively impact production in the short term.

     In recent months, a number of gold producers such as Compania de Minas Buenaventura, Barrick Gold Corporation and Gold Fields Limited have announced the unwinding or significant reductions in their hedge books. These transactions have had a negative impact on short-term earnings

__________________
1 London PM Price Fix

Chart 1: Gold Price (monthly), Indexed to 100

for these producers but have the effect of increasing the exposure of these producers to the gold price. Buenaventura continues to have a small hedge exposure to production for years 2010 and 2012. Other producers also continue to evaluate the repurchase of their positions, which has had a positive effect on gold’s supply/demand fundamentals.

     The European Central Bank recently announced that it has no further plans for gold sales through the end of September 2007. Over the last two months, the European Central Bank has sold approximately 60 metric tonnes of gold during the most recent year of the Central Bank Gold Sales Agreement and has sold approximately 37 metric tonnes in the last two months. Much of this gold appears to have been readily absorbed by the market.

Chart 2: Gold ETF Bullion Holdings

     During the last couple of years, and in particular the last eighteen months, the volume of gold held by the bullion ETFs has risen sharply as investors have found these funds to be a convenient means to invest in gold bullion. In the near term, this has had a very positive effect due to the increased demand for bullion. How these funds and investors weather future pullbacks in the gold price has yet to be witnessed. We believe that the funds serve a very useful purpose for gold investors, but may increase the volatility of the gold price over time as investor sentiment shifts.

     Anglo American plc is the Company’s only holding that is not primarily in the business of precious metals mining. Over the last several years, Anglo American has been in the process of simplifying its complicated corporate structure and has disposed of a number of smaller business interests. Recently, Anglo American distributed its holdings of Mondi Group to shareholders. Mondi is an international integrated paper and packaging group based in Europe and South Africa. The shares of Mondi were listed and commenced trading on the South African and London stock exchanges during early July.

     Among the Company’s South African gold mining holdings, AngloGold Ashanti Limited and Gold Fields Limited have been disappointing performers as a result of rising operating costs at their South African operations. In all, South African gold producers made up approximately 34% of the Company’s portfolio at the end of May, down from approximately 44% on November 30, 2006. At May 31, 2007 South African gold shares accounted for 54.2% of our total gold share holdings, down from 59.9% at November 30, 2006.

     The Company’s investments in the platinum mining shares have continued to be the strongest performers in the portfolio. The combination of platinum’s qualities as an industrial metal for use in autocatalysts with its highly sought-after precious metal qualities for jewelry creates a unique investment for the portfolio which has served the Company well throughout the investment cycle. Platinum prices have risen 14.5% during the first five months of 2007 due to the combination of the strong demand fundamentals with the limited supply of new mine production.

* * * *

     David Christensen recently joined the Company as Vice President -Investments. Mr. Christensen will assist in implementing the Company’s plan to expand the diversification of the Company’s portfolio outside of South Africa. Mr. Christensen was previously a Portfolio Manager with the Franklin Templeton Group of Funds, managing the Group’s precious metals funds. He also spent more than 10 years as the senior precious metals analyst with Merrill Lynch and later at Credit Suisse First Boston where he led a team of analysts responsible for research coverage of the global precious metals industry. He was highly ranked by Institutional Investor, Reuters and the Wall Street Journal for his coverage of the sector.

Chart 3: ASA’s Portfolio Diversification – May 31, 2007 (1)

     Copies of financial reports of the Company, as well as its latest net asset value may be requested from LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932, (973) 377-3535, or may be found on the Company’s website (www.asaltd.com). I would like to call to your attention the availability of the Dividend Reinvestment and Stock Purchase Plan. See page 14 of this report for information.

Robert J.A. Irwin Chairman, President and Treasurer

July 9, 2007

Schedule of investments
(Unaudited)

May 31, 2007
	Number of		Percent of
Name of Company	Shares	Market Value	Net Assets

Ordinary shares of gold mining companies
Australia
Newcrest Mining Limited – ADRs	3,000,000	$54,641,400	7.6%
Canada
Barrick Gold Corporation	925,000	26,945,250	3.7
Goldcorp Inc.	1,250,000	30,112,500	4.2
Meridian Gold Inc. (1)	800,000	20,520,000	2.8
		77,577,750	10.7
Channel Islands
Randgold Resources Limited – ADRs	1,150,000	26,957,150	3.7
Peru
Compania de Minas Buenaventura – ADRs	900,000	30,177,000	4.2
South Africa
AngloGold Ashanti Limited	2,245,894	93,698,698	12.9
Gold Fields Limited	6,859,977	118,814,801	16.4
Harmony Gold Mining Company Limited (1)	292,459	4,366,413.6
Harmony Gold Mining Company Limited – ADRs (1)	2,166,400	32,344,352	4.5
		249,224,264	34.4
United States
Newmont Mining Corporation	520,368	21,168,570	2.9
Total gold mining companies (Cost $156,077,820)		459,746,134	63.5

Ordinary shares of other mining companies
South Africa
Anglo Platinum Limited	520,100	87,231,384	12.0
Impala Platinum Holdings Limited	1,722,400	52,757,348	7.3
		139,988,732	19.3
United Kingdom
Anglo American plc	1,280,000	77,012,636	10.6
Lonmin PLC – ADRs	450,000	35,351,309	4.9
		112,363,945	15.5
Total other mining companies (Cost $25,909,431)		252,352,677	34.8
Total Investments (Cost $181,987,251)(2)		712,098,811	98.3
Cash, receivables, and other assets less liabilities		12,009,018	1.7
Net Assets		$724,107,829	100.0%

(1) Non-income producing security
(2) Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2007 were $530,227,274 and $115,714 respectively, resulting in net unrealized appreciation on investments of $530,111,560.
ADR – American Depository Receipt

There is no assurance that the valuations at which the Company’s investments are carried could be realized upon sale. The notes to the financial statements form an integral part of these statements.

Portfolio statistics (Unaudited)
May 31, 2007

Country breakdown*
South Africa	53.7%	United States	2.9%
United Kingdom	15.5%	Peru	4.2%
Canada	10.7%	Channel Islands	3.7%
Australia	7.6%
* Country breakdowns are expressed as a percentage of total net assets. The entire portfolio consists of investments in ordinary shares of companies engaged, directly or indirectly, in the mining of gold and other precious minerals.

Statement of assets and liabilities
(Unaudited)

Assets	May 31, 2007
Investments, at market value	$712,098,811
Gold mining companies – (cost – $156,077,820)
Other mining companies – (cost – $25,909,431)
Cash	13,257,535
Interest receivable	63,153
Dividends receivable	104,063
Other assets	86,486
Total assets	725,610,048

Liabilities

Accounts payable and accrued liabilities	168,702
Nonqualified pension liability	599,692
Liability for retirement benefits due to current and future retired directors	733,825
Total liabilities	1,502,219

Net assets	$724,107,829
Common shares $1 par value
Authorized: 30,000,000 shares
Issued & Outstanding: 9,600,000 shares	$9,600,000
Share premium (capital surplus)	21,249,156
Undistributed net investment income	57,286,609
Undistributed net realized gain from investments	185,519,648
Undistributed net realized (loss) from foreign currency transactions	(80,203,182)
Net unrealized appreciation on investments	530,111,560
Net unrealized gain on translation of assets and liabilities in foreign currency	544,038

Net assets	$724,107,829

Net assets per share (Based on outstanding shares of 9,600,000)	$75.43

The closing price of the Company’s shares on the New York Stock Exchange was $65.38 on May 31, 2007.
The notes to the financial statements form an integral part of these statements.

Statement of operations
(Unaudited)

Six months ended
May 31, 2007
Investment income
Dividend income (net of withholding taxes of $126,189)	$6,897,205
Interest income	243,431

Total investment income	7,140,636

Expenses
Shareholder reports and proxy expenses	80,775
Directors’ fees and expenses	268,042
Provision for retirement benefits due to current and future retired directors	41,166
Salaries and benefits	491,331
Other administrative expenses	280,588
Fund accounting	78,500
Transfer agent, registrar and custodian	65,947
Professional fees and expenses	321,001
Insurance	131,554
Other	105,310

Total expenses	1,864,214

Net investment income	5,276,422

Net realized and unrealized gain (loss) from investments and foreign currency transactions
Net realized gain (loss) from investments
Proceeds from sales	26,366,227
Cost of securities sold	543,527

Net realized gain from investments	25,822,700

Net realized gain (loss) from foreign currency transactions
Investments	(4,783,519)
Foreign currency	(159,437)

Net realized (loss) from foreign currency transactions	(4,942,956)

Net (decrease) in unrealized appreciation on investments
Balance, beginning of period	541,547,143
Balance, end of period	530,111,560

Net (decrease) in unrealized appreciation on investments	(11,435,583)

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	(5)

Net realized and unrealized gain (loss) from investments and foreign currency transactions	9,444,156

Net increase in net assets resulting from operations	$14,720,578

The notes to the financial statements form an integral part of these statements.

Statements of changes in net assets

	Six months ended
	May 31, 2007	Year ended
	(Unaudited)	November 30, 2006
Net investment income	$5,276,422	$7,312,673
Net realized gain from investments	25,822,700	12,588,746
Net realized gain (loss) from foreign currency transactions	(4,942,956)	416,651
Net increase (decrease) in unrealized appreciation on investments	(11,435,583)	163,659,855
Net unrealized (loss) on translation of assets and
liabilities in foreign currency	(5)	—
Net increase in net assets resulting from operations	14,720,578	183,977,925
Dividends payable/paid
From net investment income	(2,880,000)	(7,312,673)
From net realized gain from investments	—	(1,327,327)
Net increase in net assets	11,840,578	175,337,925
Net assets, beginning of period	712,267,251	536,929,326
Net assets, end of period (including undistributed net
investment income of $57,286,609 and $54,890,187, respectively)	$724,107,829	$712,267,251

The notes to the financial statements form an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS
Six months ended May 31, 2007
(Unaudited)

1   Summary of significant accounting policies ASA Limited (“Company’’), formerly ASA (Bermuda) Limited, is a closed-end management investment company registered under the United States Investment Company Act of 1940 and is organized as an exempted limited liability company under the laws of Bermuda. The following is a summary of the Company’s significant accounting policies:

A. Investments

Portfolio securities listed on U.S. and foreign stock exchanges are generally valued at the last reported sales price on the last trading day of the period, or the mean between the closing bid and asked prices of those securities not traded on that date. If a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the asked price less 1%, as applicable, is used. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Company’s Board of Directors. If a security is valued at a “fair value’’, that value is likely to be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded on the New York Stock Exchange, the securities are fair valued based on the last reported sales price of the ADRs.

The difference between cost and current value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

There is no assurance that the valuation at which the Company’s investments are carried could be realized upon sale.

B. Cash Equivalents

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents.

C. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the closing rate of exchange on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the statement of operations.

D. Securities Transactions and Investment Income

During the six months ended May 31, 2007, sales of securities amounted to $26,366,227 and purchases of securities amounted to $20,922,488.

Dividend income is recorded on the ex-dividend date, net of withholding taxes, if any. Interest income is recognized on the accrual basis.

E. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date.

The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See pages 11-13 for certain additional tax information for U.S. shareholders.

F. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

G. Basis of Presentation

The financial statements are presented in U.S. dollars.

2   New accounting pronouncements In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value measurements” (FAS 157). This statement clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of May 31, 2007 the Company does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

3 Retirement plans The Company has an unfunded non-qualified pension agreement with its Chairman, President and Treasurer, Robert J.A. Irwin, pursuant to which the Company credits amounts to a pension benefit account as determined from time to time by the Board of Directors. Through the period ended November 30, 2006, interest equivalents were credited on amounts credited to the pension benefit account at an annual rate of 3.5% . Beginning December 1, 2006, interest equivalents are credited at an annual rate of 5%. The Company recorded an expense of $39,000 for the total amount credited to the pension benefit account during the six months ended May 31, 2007.

An amount equal to the balance in the pension benefit account will be payable in a lump sum upon termination of Mr. Irwin’s service as an officer of the Company. At May 31, 2007, the Company has recorded a liability for pension benefits due under the agreement, including interest, of $599,692.

During the six months ended May 31, 2007, the Company recorded an expense of $41,166 for retirement benefits due to current and future retired directors. The liability for this item at May 31, 2007 was $733,825. Directors of the Company qualify to receive retirement benefits if they have served the Company and any of its predecessors for at least twelve years prior to retirement.

4   Concentration risk It is a fundamental policy of the Company that at least 80% of its total assets be invested in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals and/or in other gold and precious mineral investments. A substantial portion of the Company’s assets currently is invested in South African companies and other companies having significant assets or operations in South Africa. The Company is, therefore, subject to gold and precious mineral related risks as well as risks related to investing in South Africa, including political, economic, regulatory, currency fluctuation and foreign exchange risks. As a result of industry consolidation, the Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

5   Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Financial highlights

	Six months ended
	(Unaudited)	Year ended November 30
	May 31,
	2007	2006	2005	2004	2003	2002
Per Share Operating Performance

Net asset value, beginning of year	$74.19	$55.93	$49.95	$51.54	$33.48	$21.97

Net investment income	.55	.76	.10	.22	.84	.85
Net realized gain from investments	2.69	1.31	3.44	.73	—	.51
Net realized gain (loss) from foreign currency transactions	(.51)	.04	(2.19)	(.68)	.32	(1.13)
Net increase (decrease) in unrealized appreciation
on investments	(1.19)	17.05	5.58	(1.34)	17.76	11.84
Net unrealized gain (loss) on translation of
assets and liabilities in foreign currency	—	—	(.05)	.03	(.06)	.24

Net increase (decrease) in net assets resulting from operations	1.54	19.16	6.88	(1.04)	18.86	12.31
Dividends
From net investment income	(.30)	(.76)	(.20)	(.55)	(.80)	(.80)
From net realized gain from investments	—	(.14)	(.70)	—	—	—

Net asset value, end of period	$75.43	$74.19	$55.93	$49.95	$51.54	$33.48

Market value per share, end of period	$65.38	$64.21	$49.65	$44.82	$47.16	$30.06

Total Investment Return(1)
Based on market value per share	2.30%	31.54%	11.40%	(3.67%)	59.91%	55.72%

Ratios to Average Net Assets(2)
Expenses	.52%	.63%	1.15%	1.03%	.84%	.91%
Net investment income	1.50%	1.09%	.21%	.46%	2.09%	2.63%

Supplemental Data
Net assets, end of period (000 omitted)	$724,108	$712,267	$536,929	$479,533	$494,784	$321,423
Portfolio turnover rate	3.00%	4.66%	7.31%	1.63%	—	4.41%

Per share calculations are based on the 9,600,000 shares outstanding.

(1)

Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(2)	Annualized for the six months ended May 31, 2007.

Supplementary information
(Unaudited)

Six months ended May 31, 2007

Certain fees incurred by the Company
Directors’ fees	$165,000
Officers’ remuneration	491,331

The notes to the financial statements form an integral part of these statements.

Report of independent registered public accounting firm

To the Shareholders and the Board of Directors of ASA Limited:

     We have reviewed the accompanying statement of assets and liabilities of ASA Limited (the “Company”), including the schedule of investments, as of May 31, 2007, and the related statements of operations, changes in net assets, supplementary information and financial highlights for the six-month period ended May 31, 2007. These financial statements, financial highlights and supplementary information are the responsibility of the Company’s management.

     We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

     We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statements of changes in net assets for the year ended Novem-ber 30, 2006 and financial highlights for each of the five years in the period ended November 30, 2006 and in our report, dated December 29, 2006, we expressed an unqualified opinion on those financial statements and financial highlights.

July 9, 2007	Ernst & Young LLP
New York, N.Y.

Certain tax information for
U.S. shareholders

     The following is of a general nature only and is not, and should not be interpreted as, legal or tax advice to any particular U.S. shareholder of the Company. Due to the complexity and potentially adverse effect of the applicable tax rules, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations.

     Under rules enacted by the Tax Reform Act of 1986, the Company became a “passive foreign investment company’’ (a “PFIC’’) on December 1, 1987. The manner in which these rules apply depends on whether a U.S. shareholder (1) elects to treat the Company as a qualified electing fund (“QEF’’) with respect to his Company shares, (2) for taxable years of a U.S. shareholder beginning after December 31, 1997, elects to “mark-to-market’’ his Company shares as of the close of each taxable year, or (3) makes neither election.

     In general, if a U.S. shareholder of the Company does not make either such election, any gain realized on the disposition of his Company shares will be treated as ordinary income. In addition, such a shareholder will be subject to an “interest charge’’ on part of his tax liability with respect to such gain, as well as with respect to an “excess distribution’’ made by the Company (as explained in the following paragraph). Furthermore, shares held by such a shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a “disposition’’ would include a U.S. taxpayer’s becoming a nonresident alien.

     As noted, the general tax consequences described in the preceding paragraph apply to an “excess distribution’’ on Company shares, which means the total distributions by the Company a shareholder receives during a taxable year that are more than 125% of the average amount it distributed for the three preceding taxable years.* If the Company makes an excess distribution in a year, a U.S. shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the entire holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior taxable years to which the distribution is allocated and interest charges being imposed on the resulting “underpayment’’ of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a U.S. shareholder as a normal dividend,** with no interest charge.

     If a U.S. shareholder elects to treat the Company as a QEF with respect to his shares therein for his first year he holds his shares during which the Company is a PFIC, the rules described in the preceding paragraphs generally would not apply; those rules also would not apply to a U.S. shareholder who makes a QEF election after such first year and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective, in which event the gain from such “deemed sale’’ would be treated as an excess distribution. Instead, the electing U.S. shareholder would include annually in his gross income his pro rata share of the Company’s ordinary earnings and net capital gain (his “QEF’’ inclusion) regardless of whether such income or gain was actually distributed. A U.S. shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets.

     Alternatively, if a U.S. shareholder makes a mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such shareholder would be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by an electing United States shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a U.S. shareholder who held his PFIC stock prior to his first taxable year for which the mark-to-market election was effective.

     A U.S. shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to U.S. shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

     Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the Company’s taxable year ends. A QEF election is effective for the shareholder’s taxable year for which it is made and all of his subsequent taxable years and may not be revoked without the consent of the Internal Revenue Service. A shareholder of the Company who first held his Company shares after November 30, 2006 and who files his tax return on the basis of a calendar year may make a QEF election on his 2007 tax return. A shareholder of the Company who first held his Company shares on or before November 30, 2006 may also make the QEF election on his 2007 tax return but should consult his tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to such shares for an earlier taxable year.

     A QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, a QEF election is made on Internal Revenue Service Form 8621, which must be completed and attached to a timely filed income tax return in which the shareholder reports his QEF inclusion for the taxable year to which the election applies. In order to allow U.S. shareholders to make QEF elections and to comply with the applicable annual reporting requirements, the Company annually

_____________

* For example, the Company paid annual dividends of $.90, $.90 and $.55 per share during 2006, 2005 and 2004, respectively, an average per year of $.7833 per share. Accordingly, any dividends during 2007 in excess of $.9792 per share (125% of $.7833) would be treated as an excess distribution for that year. (All amounts in U.S. currency.)

**Because the Company is a PFIC, dividends it pays will not qualify for the 15% maximum U.S. federal income tax rate on dividends that individuals receive and instead will be taxed at rates up to 35%.

provides them a “PFIC Annual Information Statement” containing certain information required by Treasury regulations.

     In early 2008, the Company will send to U.S. shareholders the PFIC Annual Information Statement for the Company’s 2007 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his income tax return each year. Other U.S. shareholders also must attach completed Forms 8621 to their tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

     Special rules apply to U.S. persons who hold Company shares through intermediate entities or persons and to U.S. shareholders who directly or indirectly pledge their shares, including those in a margin account.

     Ordinarily, the tax basis that is obtained by a transferee of property on the property owner’s death is adjusted to the property’s fair market value on the date of death (or alternate valuation date). If a U.S. shareholder dies owning shares with respect to which he did not elect QEF treatment, (or elected such treatment after the first taxable year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain, as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to their fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares wlll take a basis in the shares equal to the shareholder’s basis therein immediately before his death. If a U.S. shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder’s holding period during which the Company was a PFIC (or the shareholder made a “deemed sale election”), then the basis increase generally will be available.

Dividend Reinvestment and Stock Purchase Plan

     Computershare Trust Company, N.A. (“Computershare”) has been engaged to offer a dividend reinvestment and stock purchase plan (the “Plan”) to shareholders. Shareholders may elect to participate in the Plan by signing an authorization. The authorization appoints Computershare as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the Plan) and (ii) any optional cash investments ($50 minimum, subject to an annual maximum of $60,000) received from such participant.

     For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the Plan. The price per share of shares purchased for each participant’s account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant’s account.

     For each participant, a service charge of 5% of the combined amount of the participant’s dividend and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant plus $.03 per share, will be deducted (and paid to Computershare) prior to each purchase of shares. Shareholder sales of shares held by Computershare in the Plan are subject to a fee of $10.00 plus $.12 per share deducted from the proceeds of the sale. Additional nominal fees are charged by Computershare for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement Forms 1099 older than three years.

     Participation in the Plan may be terminated by a participant at any time by written instructions to Computershare. Upon termination, a participant will receive a certificate for the full number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares.

     Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain tax information for U.S. shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

     To participate in the Plan, shareholders may not hold their shares in a “street name” brokerage account.

     Additional information regarding the Plan may be obtained from Computershare, P.O. Box 43081, Providence, RI 02940-3081. Information may also be obtained on the internet at www.computershare.com/equiserve or by calling Computershare’s Telephone Response Center at 1-781-575-2723 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy Notice

     The Company is committed to protecting the financial privacy of its shareholders.

     We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests or legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

     We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company officers, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards that comply with federal regulations and established security standards to protect the confidentiality or nonpublic personal information.

RESULTS OF PROPOSALS PRESENTED AT THE ANNUAL GENERAL MEETING
OF SHAREHOLDERS

The following votes were cast at the Annual General Meeting of Shareholders held on February 8, 2007:

Election of Directors
	For	Withheld

Robert J.A. Irwin	7,293,176	374,178
Henry R. Breck	7,585,156	82,198
Harry M. Conger	7,292,106	375,248
Chester A. Crocker	7,291,186	376,168
Joseph C. Farrell	7,583,699	83,655
James G. Inglis	6,521,557	1,145,797
Malcolm W. MacNaught	7,586,866	80,488
Robert A. Pilkington	7,296,743	370,611
A. Michael Rosholt	7,284,782	382,572

Appointment of Independent Registered Public Accounting Firm
	For	Against	Abstain
Ernst & Young LLP	7,480,698	23,558	163,098

Proposal to Change the
Name of the Company	7,489,476	162,607	15,271

Proposal to Amend the
Amended and Restated
Bye-Laws of the Company	7,081,791	504,448	81,115

PROXY VOTING

     The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the twelve month period ended June 30, 2006 is available on the Company’s website at www.asaltd.com and on the Securities and Exchange Commission’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling collect (973) 377-3535.

FORM N-Q

     The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

FORWARD-LOOKING STATEMENTS

     This report contains “forward-looking statements” within the meaning of the United States Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature all forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of management’s plans to be materially different from those contemplated by the forward-looking statements. Such factors include, but are not limited to, the performance of the companies whose securities comprise the Company’s portfolio, the conditions in the U.S., South African and other international securities and foreign exchange markets, the price of gold, platinum and other precious minerals and changes in tax law.

ASA Limited
DIRECTORS
HENRY R. BRECK	ROBERT J.A. IRWIN
(U.S.A.)	(U.S.A.)
HARRY M. CONGER	MALCOLM W. MACNAUGHT
(U.S.A.)	(U.S.A.)
CHESTER A. CROCKER	ROBERT A. PILKINGTON
(U.S.A.)	(U.S.A.)
JOSEPH C. FARRELL	A. MICHAEL ROSHOLT
(U.S.A.)	(South Africa)
JAMES G. INGLIS
(South Africa)

OFFICERS
ROBERT J.A. IRWIN, Chairman, President and Treasurer
DAVID J. CHRISTENSEN, Vice President – Investments
PAUL K. WUSTRACK, JR., Secretary and Chief Compliance Officer

EXECUTIVE OFFICE
11 SUMMER STREET
BUFFALO, NY, U.S.A.

REGISTERED OFFICE
CANON’S COURT
22 VICTORIA STREET
HAMILTON HM12, BERMUDA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ERNST & YOUNG LLP, NEW YORK, NY, U.S.A.

COUNSEL
APPLEBY SPURLING BAILHACHE
HAMILTON, BERMUDA

KIRKPATRICK & LOCKHART PRESTON GATES ELLIS LLP
WASHINGTON, DC, U.S.A.

CUSTODIAN
JPMORGAN CHASE BANK, BROOKLYN, NY, U.S.A.

SUBCUSTODIAN
FIRSTRAND BANK LIMITED,
JOHANNESBURG, SOUTH AFRICA

FUND ACCOUNTANTS
KAUFMAN ROSSIN FUND SERVICES, LLC, MIAMI, FL, U.S.A.

SHAREHOLDER SERVICES
LGN GROUP, LLC, FLORHAM PARK, NJ 07932, U.S.A.
(973) 377-3535

TRANSFER AGENT
COMPUTERSHARE TRUST COMPANY, N.A.,
525 WASHINGTON BOULEVARD, JERSEY CITY, NJ 07310, U.S.A.

Website—www.asaltd.com

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable

(b) As of the date of this filing, Messrs. Robert J.A. Irwin and David J. Christensen are responsible for the day-to-day management of the registrant’s portfolio. Mr. Christensen joined the registrant on May 10, 2007 as Vice President – Investments to assist Mr. Irwin, Chairman, President and Treasurer of the registrant. Mr. Christensen makes investment recommendations regarding the registrant’s portfolio. However, all investment decisions require the concurrence of Mr. Irwin. During at least the past five years, Mr. Christensen has served as Vice President, Corporate Development, of Gabriel Resources Limited from October 2006 to the present; an independent financial consultant from 2003 to October 2006; Director of Fundamental Equity Research for Credit Suisse First Boston Corporation from 2002 to 2003; Global Coordinator and First Vice President of Merrill Lynch & Co. from

1998 to 2001; Vice President and Precious Metals Equity Analyst with Merrill Lynch & Co. from 1994 to 1998; and Portfolio Manager with the Franklin Templeton Group’s Franklin Gold Fund and Valuemark Precious Metals Funds.

As of the date of this filing, Mr. Christensen is not responsible for the day-to-day management of the portfolio of any other registered investment company, other pooled investment vehicle or other accounts, except for personal accounts of Mr. Christensen and members of his family. Conflicts of interest may arise when a portfolio manager personally buys, holds, or sells securities held or to be purchased or sold for the registrant. The registrant has a Code of Ethics and procedures designed to address potential conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Pursuant to an employment agreement between the registrant and Mr. Christensen, Mr. Christensen’s compensation consists of a fixed salary which may be increased by the Board in its discretion. Under certain circumstances, Mr. Christensen may be entitled to compensation in the event that his services are terminated by the registrant.

Mr. Christensen currently does not own any common shares of the registrant.

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under Securities Exchange Act of 1934 (the “Exchange Act”), of any common shares of the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 3, 2007.

Item 11.	Controls and Procedures

(a) The Chairman of the Board, President and Treasurer, in his capacities as principal executive officer and principal financial officer of the registrant, has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on his evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

	(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a) (1)	Not applicable.

	(2)	The certification required by Rule 30a-2(a) under the 1940 Act is attached hereto.

	(3)	Not applicable.

	(b)	The certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto. This certification is not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Limited

Date: July 23, 2007	By:	/s/ Robert J.A. Irwin
Robert J.A. Irwin
Chairman of the Board, President and Treasurer

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

Date: July 23, 2007	By:	/s/ Robert J.A. Irwin
Robert J.A. Irwin
Chairman of the Board, President and Treasurer
(Principal Executive Officer and Principal Financial Officer)